Exhibit 99.1

For Release: November 1, 2005
Contact: Lisa Razo
(802) 865-1838

Merchants Bancshares, Inc. Announces 2005 Third Quarter Results

SOUTH BURLINGTON, VT - Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, today announced net income of $3.02 million, or diluted earnings of 47 cents per share, for the quarter ended September 30, 2005. This compares with net income of $3.08 million, or diluted earnings per share of 49 cents for the quarter ended September 30, 2004. The return on average assets was 1.15% and the return on average equity was 18.31% for the third quarter of 2005, compared to 1.18% and 13.93%, respectively, for the third quarter of 2004. Merchants declared a dividend on October 20, 2005, of 27 cents per share payable November 17, 2005, to shareholders of record as of November 3, 2005. For more information on the quarter please refer to Merchants' quarterly Form 10-Q, which will be filed no later than November 1, and will be available on the SEC website at www.sec.gov.

Mr. Joseph Boutin, President and Chief Executive Officer, Mr. Michael Tuttle, Chief Operating Officer of Merchants Bank and Ms. Janet Spitler, Chief Financial Officer will host a conference call to discuss these earnings results at 10:00 a.m. Eastern Time on Thursday November 3, 2005. Interested parties may participate in the conference call by dialing (800) 230-1766; the title of the call is Earnings Release Conference Call for Merchants Bancshares, Inc. Participants are asked to call a few minutes prior to register. A replay will be available until noon on Thursday November 10, 2005. The U.S. replay dial-in number is (800) 475-6701. The replay access code is 750850.

The mission of Merchants Bank is to provide best-in-class community banking services in the state of Vermont. This commitment is fulfilled through a community, branch-based system that includes 35 bank offices throughout Vermont, employees dedicated to quality customer service, and innovative banking products such as Free Checking for Life® checking accounts, MoneyLYNX® money market accounts, TimeLYNX® time deposit accounts and CommerceLYNX® business banking products. Merchants Bank also includes a trust and investment division, known as Merchants Trust Company, serving individuals and institutions. For more information about Merchants Bank visit our website at www.mbvt.com. Merchants' stock is traded on the NASDAQ National Market system under the symbol MBVT. Member FDIC.

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect Merchants' current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause Merchants' actual results to differ significantly from those expressed in any forward-looking statement. Forward-looking statements should not be relied on since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Merchants' control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include changes in general economic conditions in Vermont, changes in interest rates, changes in competitive product and pricing pressures among financial institutions within Merchants' markets, and changes in the financial condition of Merchants' borrowers. The forward-looking statements contained herein represent Merchants' judgment as of the date of this report, and Merchants cautions readers not to place undue reliance on such statements. For further information, please refer to Merchants' reports filed with the Securities and Exchange Commission.

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Merchants Bancshares, Inc.
Financial Highlights
For the period ended September 30, 2005
(In thousands except share and per share data)

	09/30/05	12/31/04	09/30/04	12/31/03

Balance Sheets - Period End
Total assets	$1,054,327	$1,032,405	$1,047,838	$969,902
Loans	592,990	584,332	593,456	568,997
Allowance for loan losses ("ALL")	7,072	7,512	7,861	7,954
Net loans	585,918	576,820	585,595	561,043
Investment securities	384,351	376,547	384,598	340,337
Other assets	84,058	79,038	77,645	68,522
Deposits	866,062	834,164	829,605	808,083
Short-term borrowings	23,976	57,374	56,398	57,058
Long-term debt	66,199	49,757	56,947	6,618
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	20,619	--	--
Other liabilities	12,078	5,307	13,976	11,830
Shareholders' equity	65,393	65,184	90,912	86,313
Balance Sheets - Quarter-to-Date Averages
Total assets	$1,051,742	$1,041,944	$1,041,360	$965,247
Loans	590,263	586,268	591,376	564,421
Allowance for loan losses	7,445	7,862	8,138	8,032
Net loans	582,818	578,406	583,238	556,389
Investment securities, including Federal Home
Loan Bank stock	394,405	391,967	385,765	338,042
Federal funds sold, securities purchased under
agreements to resell, and interest bearing
deposits with banks	3,025	433	201	1,398
Other assets	71,494	71,138	72,156	69,418
Deposits	853,712	844,958	830,356	804,694
Short-term borrowings	31,654	45,652	53,654	57,962
Long-term debt	69,693	52,157	59,415	6,482
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	3,214	--	--
Other liabilities	10,157	14,113	9,532	10,571
Shareholders' Equity	65,907	81,850	88,403	85,538
Interest earning assets	987,693	978,668	977,342	903,861
Interest bearing liabilities	856,333	822,601	825,329	760,812
Ratios and Supplemental Information
Book value per share	$10.37	$10.44	$14.58	$13.93
Tier I leverage ratio	8.40%	8.09%	8.75%	8.70%
Period end common shares outstanding	6,303,322	6,243,710	6,235,662	6,196,053
Credit Quality - Period End
Nonperforming loans ("NPLs")	$4,062	$3,336	$3,674	$2,212
Nonperforming assets ("NPAs")	4,062	3,336	3,674	2,212
NPLs as a percent of total loans	0.69%	0.57%	0.62%	0.39%
NPAs as a percent of total assets	0.39%	0.32%	0.35%	0.23%
ALL as a percent of NPLs	174%	225%	214%	360%

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Merchants Bancshares, Inc.
Financial Highlights
For the period ended September 30, 2005
(In thousands except share and per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2005	2004	2005	2004

Operating Results
Interest income
Interest and fees on loans	$ 9,374	$ 8,205	$26,960	$24,271
Interest and dividends on investments	4,267	3,807	12,744	10,885
Total interest income	13,641	12,012	39,704	35,156
Interest expense
Deposits	2,459	1,462	6,182	4,518
Short-term borrowings	271	205	987	527
Long-term debt	874	385	2,562	662
Total interest expense	3,604	2,052	9,731	5,707
Net interest income	10,037	9,960	29,973	29,449
Provision for loan losses	--	--	--	--
Net interest income after provision for loan
losses	10,037	9,960	29,973	29,449
Noninterest income
Trust Company income	404	372	1,239	1,140
Service charges on deposits	1,144	1,241	3,346	3,642
Gain (loss) on sale of investments, net	(65)	--	19	(4)
Other noninterest income	850	680	2,216	1,878
Total noninterest income	2,333	2,293	6,820	6,656
Noninterest expense
Salaries and employee benefits	4,048	3,967	12,070	11,729
Occupancy and equipment expenses	1,504	1,563	4,685	4,570
Legal and professional fees	615	365	1,512	1,328
Marketing expenses	346	334	920	1,020
Equity in losses of real estate limited
partnerships	441	451	1,291	1,295
Other noninterest expense	1,420	1,420	4,516	4,466
Total noninterest expense	8,374	8,100	24,994	24,408
Income before income taxes	3,996	4,153	11,799	11,697
Income taxes	980	1,075	2,826	2,957
Net income	$ 3,016	$ 3,078	$ 8,973	$ 8,740
Ratios and Supplemental Information
Weighted average common shares
outstanding	6,303,160	6,233,706	6,316,336	6,222,903
Weighted average diluted shares outstanding	6,347,486	6,296,826	6,359,957	6,288,875
Basic earnings per common share	$0.48	$0.49	$1.42	$1.40
Diluted earnings per common share	0.47	0.49	1.41	1.39
Return on average assets	1.15%	1.18%	1.14%	1.16%
Return on average shareholders' equity	18.31%	13.93%	18.29%	13.26%
Net interest rate spread	3.81%	3.90%	3.86%	4.01%
Net interest margin	4.04%	4.06%	4.05%	4.16%
Efficiency ratio (1)	61.19%	60.20%	61.82%	61.57%

(1)

The efficiency ratio excludes amortization of intangibles, equity in losses of real estate limited partnerships, OREO expenses, gain/loss on sales of securities, state franchise taxes, and any significant nonrecurring items.

Note:	As of September 30, 2005, the Bank had off-balance sheet liabilities in the form of standby letters of credit to customers in the amount of $9.08 million.

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